[Logo] M F S (R)
INVESTMENT MANAGEMENT
  We invented the mutual fund(R)



[Graphic Omitted]


                              MASSACHUSETTS
                              INVESTORS TRUST

                              ANNUAL REPORT o DECEMBER 31, 2000

          -----------------------------------------------------------
                       MUTUAL FUND GIFT KITS (see page 39)
          -----------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 30
Independent Auditors' Report .............................................. 37
Trustees and Officers ..................................................... 41

       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE RESEARCH DEPARTMENTS IN THE MUTUAL FUND INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE THAN JUST CRUNCHING NUMBERS AND CREATING ECONOMIC MODELS: IT'S GETTING TO KNOW EACH SECURITY AND EACH COMPANY PERSONALLY.

                                                              ORIGINAL RESEARCH

                                                                    MFS

                                                              MAKES A DIFFERENCE

--------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
The first year of the new century was a challenging time for investors. The year began on an optimistic note with a continuation of the rally that marked the fourth quarter of 1999. There was frequent discussion of "new economy" versus "old economy" companies; some authorities claimed that new economy stocks were not subject to the market forces that seemed to limit the prices of old economy stocks. But beginning in March, a global market correction silenced much of that talk. By October, a headline in The Wall Street Journal was asking the question on many investors' minds: "The Bull Market Turns 10, But Will It Reach 11?"(1)

No one can answer that question with certainty, but it may help to discuss what investors can learn from the markets in 2000 and our views on what may lie ahead. With the year now behind us, it appears to us that several of our long-standing beliefs about dealing with market turbulence have proven more valid than ever.

DIVERSIFICATION PAYS OFF
With domestic growth stocks outperforming most other investments the past few years, many investors found it hard to heed the advice of investment professionals to diversify. Why invest in value stock or bond funds, for example, when they were being left in the dust by growth funds? But history has once again proven that no single asset class outperforms consistently. Throughout 2000, we saw value stocks and bonds, as represented by several major indices, trounce the performance of growth stocks and of stocks overall. Consider the following:

o The Russell 1000 Value Index, a widely used indicator of value stock performance, outperformed the Russell 1000 Growth Index by nearly 30 percentage points for the year ended December 31, 2000.(2)

o The Lehman Brothers Government/Credit Bond Index, a commonly used measure of investment- grade bond performance, delivered a return of 11.85% for the year ended December 31, 2000 -- while major stock market indices were in negative territory.(3)

We believe a diversified portfolio may have the best chance of participating in the best-performing sectors of the market, whatever they turn out to be from year to year. Diversification can also help prevent you from having all of your investments in the worst-performing sector during any given period. If you haven't already discussed diversification with your investment professional, we encourage you to do so.

ACTIVE MANAGEMENT CAN MAKE A DIFFERENCE
In the late 1990s, many proclaimed that active portfolio management -- the use of research and other tools in an attempt to outperform the overall stock or bond market -- had little value. The argument went that passively matching the investments in a market index would lead to better performance and that in the long term one could seldom beat the market. For a time the numbers seemed to back that up: according to Morningstar,(4) in 1998 only 16.4% of domestic equity mutual funds outperformed the Standard & Poor's 500 Composite Index (the S&P
500), while in 1999 the outperformers composed 41.3% of domestic equity funds.

But here again, events in 2000 turned the current wisdom on its head. For the year ended December 31, 2000, 68.5% of all domestic equity funds outperformed the S&P 500.(4) As practitioners of active management since 1924, we believe our record shows that active management, done well, can offer market-beating returns over the long term.

In our experience, actively managed stock and bond funds may in fact shine their brightest in periods such as the one we've just experienced -- because an active manager can take advantage of market turbulence in ways that a passive manager cannot. In late 1999 and early 2000, our managers believed that some stocks in our portfolios had risen to prices beyond what our research could justify. They decided to reduce or sell off those positions, even though they still believed the companies were fundamentally sound. After prices of those stocks corrected along with the market, we rebuilt many of our positions at significantly lower prices. In addition, the correction offered us the opportunity to initiate or increase our positions in several strong and growing businesses whose stocks had fallen to very attractive prices.

INVESTORS NEED TO HAVE REALISTIC EXPECTATIONS
We think a key lesson of 2000 is that we have to adjust our expectations as investors. In our view, the past five years have seen the greatest bull market in U.S. history, and it appears to us that many investors have come to expect annual returns exceeding 20%. The market in 2000 reminded us that this is not the historical norm and that even negative returns are possible.

That's the bad news. The good news is that, in our view, an irrationally exuberant U.S. market has been giving way to a relatively normal market but not to a recession. We see several reasons for investors to remain optimistic. First, we believe corporate earnings -- the key driver of stock prices -- may continue to grow at a healthy rate in 2001, though not at the frenetic pace of the past several years. In overseas markets, we also see good prospects for earnings growth as the trends that have driven the U.S. economic boom -- restructuring, consolidation, implementation of new technology, and increased productivity -- appear to be spreading around the world.

Second, we feel that stock valuations (prices in relation to earnings) have come down to a more attractive level than we've seen in several years, and this bodes well for a more stable market with room for reasonable long-term growth. Finally, we're optimistic that the Federal Reserve Board (the Fed) will be successful in its efforts to achieve a "soft landing" for the U.S. economy, slowing economic growth to a lower but sustainable rate.

In sum, we remain cautiously optimistic about the markets for 2001. We think the road may be bumpy for a while, and we feel investors may need to lower their expectations. But we believe that strategies such as diversification and active management will continue to help investors use the markets to achieve their financial goals. As always, we urge you to discuss these strategies with your investment professional and to work with him or her to develop your own long-term financial plan. We appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

January 16, 2001

A prospectus containing more complete information, including charges and expenses, for any MFS product can be obtained from your investment professional. Please read it carefully before you invest or send money.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.
------------
(1)Source: The Wall Street Journal, October 10, 2000.

(2)Source: MFS research. For the year ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, while the Russell 1000 Growth Index returned -22.42%. For the one-, five-, and ten-year periods ended December 31, 2000, the Russell 1000 Value Index returned 7.01%, 16.91%, and 17.37%, respectively; for the same periods, the Russell 1000 Growth Index returned -22.42%, 18.15%, and 17.33%, respectively. The Russell 1000 Index, which is the basis of both the Russell 1000 Value and Growth Indices, measures the performance of the 1,000 largest U.S. companies based on total market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(3)For the year ended December 31, 2000, the Dow Jones Industrial Average returned -4.85%, the Standard & Poor's 500 Composite Index returned -9.11%, and the NASDAQ Composite Index returned -39.29%. The Dow Jones Industrial Average is a price-weighted average of 30 actively traded blue-chip stocks. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(4)Source: Morningstar Principia. The following copyright pertains only to the Morningstar information referenced above: (C) 2001 Morningstar, Inc. All Rights Reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose, and may only be used for non-commercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete, or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages, or other losses resulting from use of this information. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

MANAGEMENT REVIEW AND OUTLOOK

For the 12 months ended December 31, 2000, Class A shares of the trust provided a total return of -0.34%, Class B shares -1.01%, Class C shares -0.96%, Class I shares 0.01%, and Class J shares -0.97%. These returns include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, and compare to a -9.11% return over the same period for the fund's benchmark, the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance. During the same period, the average large-cap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 1.32%.

Q.  LAST YEAR WAS A PRETTY VOLATILE YEAR - HOW DID IT AFFECT THE PORTFOLIO?

A. The past year was very challenging. In fact, it was the first down year for the S&P 500 since 1990 and the steepest calendar-year decline since 1974. In comparison to the S&P 500, however, it was also a great year to be a diversified, value-conscious growth investor. The market's obsession with technology in 1999 and early 2000 gave us an extraordinary opportunity to find what we believed were high-quality companies at depressed valuations in underappreciated sectors, such as commercial insurance, commercial aerospace, food retailing, and energy. As a result, the portfolio's return was down just slightly last year, despite the extremely volatile market.

Q. TECHNOLOGY STOCKS HAD A PARTICULARLY DIFFICULT TIME DURING THE PAST YEAR. WHAT WAS YOUR APPROACH TO THE SECTOR?

A. We started the year with roughly a market weighting in technology that was almost equal to the weighting in the S&P 500 -- approximately 25% of the portfolio. Early in the year, our investments were focused on groups within technology that we believed offered strong earnings growth, such as leading telecommunications equipment, networking, storage, and semiconductor companies. Toward the end of the first quarter, however, we began to reduce our technology weighting, a process that continued over the balance of the year. At the end of the year, our technology holdings represented 14.4% of the portfolio's total assets. Increasingly, our analysts saw signs that earnings growth in these groups had begun to decelerate.

Q.  WHAT WAS YOUR STRATEGY OUTSIDE OF THE TECHNOLOGY SECTOR?

A. Whether we are investing in technology or any sector, the common theme in our investment strategy has been our emphasis on visible, dependable near-term earnings growth. However, some of the areas in which we did locate some opportunities included cyclical industries that benefited from a return of pricing power, such as insurance, aerospace, and energy, plus traditionally dependable earnings growers such as pharmaceuticals and food retailing. Many of these sectors were overlooked by the market early in the year but benefited later as concerns about slower economic growth emerged.

Q.  HOW HAVE YOU POSITIONED THE PORTFOLIO FOR 2001?

A. Because volatility has increased in the market, we think investors will continue to migrate into areas that offer attractive valuations and earnings reliability. As a result, we've been chipping away at some of the financial services, energy, and utility stocks that have appreciated significantly, and we have started to look closely at some of the companies whose stocks have been beaten down well below what we believe are reasonable prices. While we still have a high level of confidence in our top holdings, we think areas such as technology and telecommunications are beginning to look attractive again. In some cases stock prices have come down very sharply and quickly, yet we believe the fundamental business and earnings outlook remains favorable.

Q. GIVEN THE EXTREME VOLATILITY IN THE MARKET, WHAT DO YOU THINK MAKES A CONSERVATIVE GROWTH AND INCOME PORTFOLIO LIKE MASSACHUSETTS INVESTORS TRUST ATTRACTIVE TO INVESTORS?

A. We manage the portfolio as a diversified, core equity portfolio with a long-term investment horizon. Consequently, we look for high-quality companies with superior growth characteristics whose stocks are selling at reasonable prices relative to those growth prospects -- more specifically, our estimate of those growth prospects based on our in-house research. This approach is designed to outperform the broad U.S. equity market over time but with less volatility.

   This tactic may sound simplistic, but for investors to gain the benefit of investing in the equity market, we think they need to stay invested in the equity market. It is interesting that, historically, the most powerful upward moves by the market, and by sectors within the market, have tended to come at times when sentiment was just plain awful -- when the greatest temptation for investors was to seek shelter. Our view is that if we can provide some comfort during these periods, shareholders may keep a greater proportion of their wealth invested and have a much better chance of working towards their long-term investment goals.

Q.  WHAT IS YOUR OUTLOOK FOR 2001?

A. A year ago, we were operating in a market with extreme divergences -- growth versus value, new economy versus old economy, technology versus just about anything else. Over the past 12 months, these divergences have reversed for the most part, with valuations converging. Consequently, we think that the performance across various sectors of the market will be more balanced; in other words, we think it will be a great market for picking individual stocks, and fundamental bottom-up research will be critical.

    We are still seeing signs that the economy is slowing, and we believe it's likely the Federal Reserve Board will begin to cut interest rates early in 2001. While lower interest rates historically have helped the stock market, we expect that volatility will continue as investor sentiment swings between the agony of slower growth and the ecstasy of lower interest rates. Sentiment usually swings to extremes in the short run; fundamentals shift in much slower patterns. We continue to believe that by focusing on long-term, company-specific fundamentals, we will be able to take advantage of these short-term swings and find great companies selling at discounts to their long-term value.

Q. MIT'S BOARD OF TRUSTEES ALSO RECENTLY APPROVED A CHANGE TO THE FUND'S INVESTMENT OBJECTIVE. WHAT IS THE CHANGE, AND WHY WAS IT MADE?

A. Currently, the fund's investment objective is to provide reasonable current income and long-term growth of capital and income. Effective May 1, 2001, the fund's investment objective will change to long-term growth of capital with a secondary objective of reasonable current income. The primary reason for this change also has to do with the changing nature of the overall market and the declining dividend yield of the S&P 500.

Q. TWO MANAGERS WERE RECENTLY ADDED TO THE MANAGEMENT TEAM. WHAT WAS THE REASON FOR THE ADDITIONAL MANAGERS?

A. We are delighted to announce the addition of Brooks Taylor and Liehar Moy as portfolio managers with the trust team effective January 1, 2001.

    Like every MFS(R) product, Massachusetts Investors Trust has benefited from the team approach that is a cornerstone of our culture. Although John Laupheimer and Mitch Dynan were the trust's primary portfolio managers for many years, they have always relied on the extraordinary Original Research
    (SM) done by our analysts and on interactions with fellow MFS portfolio managers. As the trust has grown in assets, we have felt that shareholders would be best served by adding to the trust's management team.

    Brooks Taylor joined MFS in 1996 as an equity analyst specializing in financial institutions, asset management companies, brokerage firms, airlines and freight, and software industries. Prior to joining MFS, Mr. Taylor was an analyst with Lodestar Group, a subsidiary of Societe Generale, and also held positions as an analyst with Fidelity Management Research Company and with Salomon Brothers. Mr. Taylor earned a Masters of Business Administration degree from Pennsylvania University's Wharton School and a Bachelor of Arts in Economics from Yale University.

    Liehar Moy joined MFS in 1993 as an equity analyst covering household products, cosmetics, toy manufacturing, and computer hardware industries. In 1994 she was named an Assistant Vice President and Vice President in 1996. Ms. Moy is a graduate of Columbia University and the Amos Tuck School of Business at Dartmouth College.

    We believe Brooks' and Liehar's experience and expertise will result in a more diverse portfolio that provides the level of performance for which the trust has been known.

    /s/ Mitchell D. Dynan            /s/ John D. Laupheimer, Jr.

        Mitchell D. Dynan                John D. Laupheimer, Jr.
        Portfolio Manager                Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

MITCHELL D. DYNAN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND, AND THE GROWTH AND INCOME PORTFOLIOS OF OUR VARIABLE ANNUITY PRODUCTS. HE JOINED MFS IN 1986 AS A RESEARCH ANALYST AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1995, AND SENIOR VICE PRESIDENT IN 1999. FROM 1983 TO 1986, MITCH WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

JOHN D. LAUPHEIMER, JR., CFA, IS SENIOR VICE PRESIDENT AND DIRECTOR OF EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS LEAD PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND. AS DIRECTOR OF EQUITY RESEARCH, HE IS RESPONSIBLE FOR THE HIRING, TRAINING, AND INDUSTRY ASSIGNMENTS OF OUR TEAM OF EQUITY RESEARCH ANALYSTS, AS WELL AS THE OVERALL STRATEGIC DIRECTION OF OUR MFS ORIGINAL RESEARCH(R) PROCESS. JOHN ALSO MANAGES THE GROWTH AND INCOME AND CORE EQUITY PORTFOLIOS OF OUR VARIABLE ANNUITY, OFFSHORE, AND INSTITUTIONAL PRODUCT LINES. HE JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST. HE WAS NAMED PORTFOLIO MANAGER IN 1987, SENIOR VICE PRESIDENT IN 1995, AND DIRECTOR OF EQUITY RESEARCH IN 1999. JOHN IS A GRADUATE OF BOSTON UNIVERSITY AND MIT'S SLOAN SCHOOL OF MANAGEMENT. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

LIEHAR MOY IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE WAS NAMED A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST EFFECTIVE JANUARY 1, 2001. LIEHAR JOINED MFS IN 1993 AND WAS NAMED AN ASSISTANT VICE PRESIDENT IN 1994 AND VICE PRESIDENT IN 1996. SHE IS A GRADUATE OF COLUMBIA UNIVERSITY AND THE AMOS TUCK SCHOOL OF BUSINESS AT DARTMOUTH COLLEGE.

BROOKS TAYLOR IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE WAS NAMED A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST EFFECTIVE JANUARY 1, 2001. BROOKS JOINED MFS IN 1996. PRIOR TO MFS, HE WAS AN ANALYST WITH LODESTAR GROUP, A SUBSIDIARY OF SOCIETE GENERALE. HE HAS ALSO HELD SUMMER POSITIONS AS AN ANALYST WITH FIDELITY MANAGEMENT AND RESEARCH COMPANY AND SALOMON BROTHERS. HE WAS NAMED VICE PRESIDENT OF MFS IN 1998. BROOKS EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM PENNSYLVANIA UNIVERSITY'S WHARTON SCHOOL AND A BACHELOR OF ARTS IN ECONOMICS DEGREE FROM YALE UNIVERSITY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:             SEEKS REASONABLE CURRENT INCOME AND LONG-TERM GROWTH OF
                       INCOME AND CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS: JULY 15, 1924

CLASS INCEPTION:       CLASS A  JULY 15, 1924
                       CLASS B  SEPTEMBER 7, 1993
                       CLASS C   JULY 1, 1996
                       CLASS I   JANUARY 2, 1997
                       CLASS J   DECEMBER 31, 1999

SIZE:                  $14.1 BILLION NET ASSETS AS OF DECEMBER 31, 2000

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to various market indicators. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.)
It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended December 31, 2000)

                     Massachusetts Investors      Standard & Poor's
                        Trust  Class A          500 Composite Index
--------------------------------------------------------------------------------
        12/90             $ 9,425                   $10,000
        12/92              12,921                    14,041
        12/94              14,072                    15,660
        12/96              24,687                    26,491
        12/98              39,972                    45,426
        12/00              42,607                    49,979


TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2000

CLASS A

                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.34%      +31.05%     +117.29%      +352.06%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.34%      + 9.43%     + 16.79%      + 16.28%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -6.07%      + 7.29%     + 15.42%      + 15.60%
---------------------------------------------------------------------------------------------------------

CLASS B

                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -1.01%      +28.53%     +110.15%      +328.18%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -1.01%      + 8.73%     + 16.01%      + 15.65%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -4.81%      + 7.87%     + 15.79%      + 15.65%
---------------------------------------------------------------------------------------------------------

CLASS C

                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.96%      +28.52%     +110.97%      +338.92%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.96%      + 8.72%     + 16.10%      + 15.94%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -1.91%      + 8.72%     + 16.10%      + 15.94%
---------------------------------------------------------------------------------------------------------

CLASS I

                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           +0.01%      +32.52%     +120.41%      +358.55%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       +0.01%      + 9.84%     + 17.12%      + 16.45%
---------------------------------------------------------------------------------------------------------

CLASS J

                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge           -0.97%      +30.22%     +115.91%      +349.19%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge       -0.97%      + 9.20%     + 16.64%      + 16.21%
---------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge       -2.95%      + 8.47%     + 16.17%      + 15.98%
---------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)

                                                         1 Year      3 Years      5 Years      10 Years
---------------------------------------------------------------------------------------------------------
Average large-cap value fund+                            +1.32%      + 9.63%     + 15.56%      + 15.65%
---------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index#                   -9.11%      +12.26%     + 18.33%      + 17.46%
---------------------------------------------------------------------------------------------------------
(+) Average annual rates of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.


NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 2% sales charge. Class J shares are only available to Japanese investors.

Class B, C, I, and J share performance includes the performance of the trust's Class A shares for periods prior to their inception (blended performance). Class J blended performance has been adjusted to take into account the initial sales charge (load) applicable to Class J shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A and J shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, C and J shares are higher than those of Class A, the blended Class B, C, and J share performance is higher than it would have been had Class B, C, and J shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign securities may be unfavorably affected by interest rate and currency exchange rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 2000

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                 17.6%
TECHNOLOGY                         14.4%
HEALTH CARE                        13.8%
INDUSTRIAL GOODS & SERVICES        11.0%
ENERGY                              9.7%

TOP 10 STOCK HOLDINGS

UNITED TECHNOLOGIES CORP.  3.4%      FEDERAL HOME LOAN MORTGAGE
Aerospace, defense, and building     CORPORATION  2.7%
equipment company                    U.S. mortgage banker and underwriter

GENERAL ELECTRIC CORPORATION  3.4%   BRISTOL-MYERS SQUIBB CO.  2.3%
Diversified manufacturing and        Pharmaceutical products company
financial services conglomerate
                                     BP AMOCO PLC  2.2%
PFIZER, INC.  3.2%                   British oil and petrochemical company
Pharmaceutical products company
                                     CISCO SYSTEMS, INC. 2.2%
SAFEWAY, INC.  2.9%                  Networking equipment developer
Grocery store chain
                                     INTERNATIONAL BUSINESS MACHINES CORP.  2.0%
EXXON MOBIL CORPORATION  2.9%        Computer and business equipment company
International oil and gas company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 2000

Stocks - 96.2%
------------------------------------------------------------------------------
ISSUER                                            SHARES                 VALUE
------------------------------------------------------------------------------
U.S. Stocks - 86.3%
  Aerospace - 5.3%
    Boeing Co.                                 3,414,200       $   225,337,200
    General Dynamics Corp.                       687,000            53,586,000
    United Technologies Corp.                  5,933,000           466,482,125
                                                               ---------------
                                                               $   745,405,325
------------------------------------------------------------------------------
  Automotive - 0.2%
    Delphi Automotive Systems Corp.            2,053,400       $    23,100,750
------------------------------------------------------------------------------
  Banks and Credit Companies - 3.5%
    Bank America Corp.                            18,800       $       862,450
    Bank of New York, Inc.                       316,000            17,439,250
    Bank One Corp.                             1,721,300            63,042,613
    Capital One Financial Corp.                  260,100            17,117,831
    Chase Manhattan Corp.                      2,761,200           125,462,025
    Firstar Corp.                                805,900            18,737,175
    FleetBoston Financial Corp.                   13,100               492,069
    PNC Financial Services Group Co.           1,535,700           112,202,081
    U.S. Bancorp                                  25,000               729,688
    Wells Fargo Co.                            2,571,800           143,217,112
                                                               ---------------
                                                               $   499,302,294
------------------------------------------------------------------------------
  Biotechnology - 2.5%
    Applera Corp. - Applied Biosystems Group*    873,200       $    82,135,375
    Pharmacia Corp.                            4,355,579           265,690,319
                                                               ---------------
                                                               $   347,825,694
------------------------------------------------------------------------------
  Business Machines - 3.0%
    Dell Computer Corp.*                       2,511,000       $    43,785,563
    Hewlett-Packard Co.                          520,900            16,440,906
    International Business Machines Corp.      3,206,800           272,578,000
    Sun Microsystems, Inc.*                    3,119,200            86,947,700
                                                               ---------------
                                                               $   419,752,169
------------------------------------------------------------------------------
  Business Services - 3.5%
    Automatic Data Processing, Inc.            3,500,000       $   221,593,750
    Cintas Corp.                                 333,100            17,716,756
    Computer Sciences Corp.*                   1,583,000            95,177,875
    DST Systems, Inc.*                           117,000             7,839,000
    First Data Corp.                           2,840,300           149,648,306
                                                               ---------------
                                                               $   491,975,687
------------------------------------------------------------------------------
  Chemicals - 0.5%
    Air Products & Chemicals, Inc.                 6,000       $       246,000
    Dow Chemical Co.                             432,300            15,832,988
    E.I. du Pont de Nemours & Co., Inc.          400,500            19,349,156
    Praxair, Inc.                                 11,300               501,438
    Rohm & Haas Co.                              946,500            34,369,781
                                                               ---------------
                                                               $    70,299,363
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.4%
    Compaq Computer Corp.                      3,821,500       $    57,513,575
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.7%
    America Online, Inc.*                        178,300       $     6,204,840
    Mercury Interactive Corp.*                    66,300             5,983,575
    Microsoft Corp.*                           5,132,500           222,622,187
                                                               ---------------
                                                               $   234,810,602
------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    EMC Corp.*                                   942,800       $    62,696,200
    Yahoo, Inc.*                                 317,000             9,529,813
                                                               ---------------
                                                               $    72,226,013
------------------------------------------------------------------------------
  Computer Software - Systems - 1.4%
    BEA Systems, Inc.*                           175,200       $    11,793,150
    Computer Associates International, Inc.      309,000             6,025,500
    Extreme Networks, Inc.*                        2,900               113,463
    i2 Technologies, Inc.*                       130,400             7,090,500
    Oracle Corp.*                              4,637,500           134,777,344
    Rational Software Corp.*                       3,400               132,387
    VERITAS Software Corp.*                      462,000            40,425,000
                                                               ---------------
                                                               $   200,357,344
------------------------------------------------------------------------------
  Conglomerates - 1.5%
    Tyco International Ltd.                    3,808,700       $   211,382,850
------------------------------------------------------------------------------
  Consumer Goods and Services - 2.1%
    Clorox Co.                                   241,480       $     8,572,540
    Colgate-Palmolive Co.                      1,395,000            90,047,250
    Gillette Co.                               1,584,700            57,247,287
    Philip Morris Cos., Inc.                   2,788,800           122,707,200
    Procter & Gamble Co.                         235,800            18,495,563
                                                               ---------------
                                                               $   297,069,840
------------------------------------------------------------------------------
  Electrical Equipment - 3.4%
    General Electric Co.                       9,534,000       $   457,036,125
    W.W. Grainger, Inc.                          781,100            28,510,150
                                                               ---------------
                                                               $   485,546,275
------------------------------------------------------------------------------
  Electronics - 1.5%
    Analog Devices, Inc.*                        112,500       $     5,758,594
    Flextronics International Ltd.*              641,500            18,282,750
    Intel Corp.                                2,233,900            67,156,619
    Lam Research Corp.*                           16,600               240,700
    Linear Technology Corp.                      129,100             5,970,875
    Micron Technology, Inc.*                     324,400            11,516,200
    Sanmina Corp.*                                 6,400               490,400
    Solectron Corp.*                             460,000            15,594,000
    Texas Instruments, Inc.                    1,877,200            88,932,350
    Xilinx, Inc.*                                 95,500             4,404,937
                                                               ---------------
                                                               $   218,347,425
------------------------------------------------------------------------------
  Entertainment - 1.0%
    Clear Channel Communications, Inc.*           12,800       $       620,000
    Disney (Walt) Co.                             17,400               503,512
    Harrah's Entertainment, Inc.*                  9,300               245,288
    Infinity Broadcasting Corp., "A"*            920,200            25,708,087
    Time Warner, Inc.                            381,900            19,950,456
    Univision Communications, Inc., "A"*           6,200               253,813
    Viacom, Inc., "B"*                         1,932,300            90,335,025
                                                               ---------------
                                                               $   137,616,181
------------------------------------------------------------------------------
  Financial Institutions - 7.0%
    American Express Co.                       1,936,500       $   106,386,469
    Citigroup, Inc.                            2,349,333           119,962,816
    Federal National Mortgage Assn.            1,847,300           160,253,275
    Freddie Mac                                5,234,700           360,539,963
    Goldman Sachs Group, Inc.                      2,300               245,956
    Lehman Brothers Holdings, Inc.                 5,400               365,175
    Merrill Lynch & Co., Inc.                    296,000            20,183,500
    Morgan Stanley Dean Witter & Co.             224,300            17,775,775
    State Street Corp.                         1,618,900           201,083,569
                                                               ---------------
                                                               $   986,796,498
------------------------------------------------------------------------------
  Financial Services - 0.2%
    John Hancock Financial Services, Inc.        679,700       $    25,573,712
    Mellon Financial Corp.                         9,800               482,038
                                                               ---------------
                                                               $    26,055,750
------------------------------------------------------------------------------
  Food and Beverage Products - 1.7%
    Anheuser-Busch Cos., Inc.                    754,700       $    34,338,850
    Coca-Cola Co.                              1,763,500           107,463,281
    PepsiCo., Inc.                               579,900            28,741,294
    Quaker Oats Co.                              707,300            68,873,337
    Sysco Corp.                                  121,400             3,642,000
                                                               ---------------
                                                               $   243,058,762
------------------------------------------------------------------------------
  Healthcare
    HCA - The Healthcare Co.                      16,800       $       739,368
------------------------------------------------------------------------------
  Insurance - 6.7%
    AFLAC, Inc.                                1,489,767       $   107,542,555
    Allstate Corp.                                11,500               500,969
    American General Corp.                         3,000               244,500
    American International Group, Inc.         2,093,837           206,373,809
    CIGNA Corp.                                1,084,900           143,532,270
    Hartford Financial Services Group, Inc.    3,779,865           266,952,966
    Jefferson Pilot Corp.                          6,600               493,350
    Lincoln National Corp.                       354,700            16,781,744
    Marsh & McLennan Cos., Inc.                  140,000            16,380,000
    MetLife, Inc.*                               234,600             8,211,000
    St. Paul Cos., Inc.                        2,741,400           148,892,287
    UnumProvident Corp.                        1,097,900            29,506,063
                                                               ---------------
                                                               $   945,411,513
------------------------------------------------------------------------------
  Internet - 0.3%
    XO Communications, Inc.*                   2,157,600       $    38,432,250
------------------------------------------------------------------------------
  Machinery - 1.8%
    Deere & Co., Inc.                          4,662,500       $   213,600,781
    Ingersoll Rand Co.                         1,176,300            49,257,563
                                                               ---------------
                                                               $   262,858,344
------------------------------------------------------------------------------
  Media - 1.7%
    Gannett Co., Inc.                          1,858,600       $   117,207,963
    New York Times Co.                         3,024,500           121,169,031
                                                               ---------------
                                                               $   238,376,994
------------------------------------------------------------------------------
  Medical and Health Products - 7.4%
    Abbott Laboratories, Inc.                    603,000       $    29,207,812
    Alza Corp.*                                    5,700               242,250
    American Home Products Corp.               2,827,800           179,706,690
    Becton, Dickinson & Co.                        7,200               249,300
    Bristol-Myers Squibb Co.                   4,278,700           316,356,381
    Eli Lilly & Co.                               10,700               995,769
    Johnson & Johnson Co.                        240,800            25,299,050
    Pfizer, Inc.                               9,557,200           439,631,200
    Schering Plough Corp.                        927,060            52,610,655
                                                               ---------------
                                                               $ 1,044,299,107
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.3%
    Cardinal Health, Inc.                          3,600       $       358,650
    Medtronic, Inc.                            2,630,764           158,832,376
    UnitedHealth Group, Inc.*                    506,600            31,092,575
                                                               ---------------
                                                               $   190,283,601
------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    Alcoa, Inc.                                2,713,700       $    90,908,950
------------------------------------------------------------------------------
  Oil Services - 1.8%
    Baker Hughes, Inc.                         2,827,900       $   117,534,594
    Global Marine, Inc.*                         767,600            21,780,650
    Santa Fe International Corp.                 319,600            10,247,175
    Schlumberger Ltd.                            800,200            63,965,987
    Transocean Sedco Forex, Inc.               1,052,700            48,424,200
                                                               ---------------
                                                               $   261,952,606
------------------------------------------------------------------------------
  Oils - 4.3%
    Chevron Corp.                                435,600       $    36,780,975
    Coastal Corp.                                149,500            13,202,719
    Conoco, Inc.                               5,066,000           146,597,375
    Devon Energy Corp.                             4,200               256,074
    Exxon Mobil Corp.                          4,580,768           398,240,518
    Kerr McGee Corp.                               1,900               127,181
    Occidental Petroleum Corp.                   385,400             9,345,950
                                                               ---------------
                                                               $   604,550,792
------------------------------------------------------------------------------
  Restaurants and Lodging - 0.1%
    McDonald's Corp.                             281,300       $     9,564,200
    Starwood Hotels & Resorts Co.                  3,400               119,850
                                                               ---------------
                                                               $     9,684,050
------------------------------------------------------------------------------
  Retail - 3.7%
    Costco Wholesale Corp.*                       12,700       $       507,206
    CVS Corp.                                  4,270,700           255,975,081
    Gap, Inc.                                     19,800               504,900
    Home Depot, Inc.                             226,500            10,348,219
    RadioShack Corp.                             273,200            11,696,375
    Wal-Mart Stores, Inc.                      4,561,400           242,324,375
                                                               ---------------
                                                               $   521,356,156
------------------------------------------------------------------------------
  Supermarkets - 3.4%
    Kroger Co.*                                2,776,100       $    75,128,206
    Safeway, Inc.*                             6,402,801           400,175,063
                                                               ---------------
                                                               $   475,303,269
------------------------------------------------------------------------------
  Telecommunications - 8.8%
    Alltel Corp.                               1,657,100       $   103,465,181
    American Tower Corp., "A"*                   440,700            16,691,513
    AT&T Corp.                                    15,100               261,419
    BroadWing, Inc.*                           1,658,900            37,843,656
    Cabletron Systems, Inc.*                   2,117,300            31,891,831
    CIENA Corp.*                                 457,700            37,188,125
    Cisco Systems, Inc.*                       7,662,100           293,075,325
    Corning, Inc.                              3,455,100           182,472,469
    Lucent Technologies, Inc.                  3,431,800            46,329,300
    Motorola, Inc.                               792,800            16,054,200
    Qwest Communications International, Inc.*  2,190,600            89,814,600
    SBC Communications, Inc.                   3,635,549           173,597,465
    Sprint Corp.                                  30,700               623,594
    Sprint Corp. (PCS Group)*                  2,624,700            53,642,306
    Verizon Communications                     3,125,500           156,665,687
                                                               ---------------
                                                               $ 1,239,616,671
------------------------------------------------------------------------------
  Telecommunications and Cable - 0.1%
    Comcast Corp., "A"*                          238,400       $     9,953,200
------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    AES Corp.*                                   271,900       $    15,056,462
    Calpine Corp.*                                10,800               486,675
    Exelon Corp.                               2,743,100           192,593,051
    NiSource, Inc.                             1,172,300            36,048,225
    TXU Corp.                                  2,020,400            89,528,975
                                                               ---------------
                                                               $   333,713,388
------------------------------------------------------------------------------
  Utilities - Gas - 0.9%
    Dominion Resources, Inc.                     157,900       $    10,579,300
    Dynegy, Inc.                                 175,000             9,810,938
    Enron Corp.                                  538,100            44,729,562
    Williams Cos., Inc.                        1,595,600            63,724,275
                                                               ---------------
                                                               $   128,844,075
------------------------------------------------------------------------------
  Utilities - Telephone - 0.1%
    BellSouth Corp.                              520,000       $    21,287,500
------------------------------------------------------------------------------
Total U.S. Stocks                                               12,186,014,231
------------------------------------------------------------------------------
Foreign Stocks - 9.9%
  Bermuda - 0.4%
    Global Crossing Ltd. (Telecommunications)* 1,922,200       $    27,511,488
    Tycom Ltd. (Telecommunications)*           1,345,700            30,110,037
                                                               ---------------
                                                               $    57,621,525
------------------------------------------------------------------------------
  Canada - 1.3%
    Canadian National Railway Co. (Railroads)  1,091,107       $    32,392,239
    Canadian Pacific Ltd (RailRoads)               8,800               251,350
    Nortel Networks Corp.
     (Telecommunications)                      4,797,100           153,807,019
                                                               ---------------
                                                               $   186,450,608
------------------------------------------------------------------------------
  Japan - 0.3%
    Fast Retailing Co. (Stores)                  218,000       $    42,691,985
------------------------------------------------------------------------------
  Netherlands - 2.3%
    Akzo Nobel N.V. (Chemicals)                2,130,059       $   114,395,005
    Akzo Nobel N.V. ADR (Chemicals)                7,000               372,750
    ING Groep N.V. (Financial Services)*         538,255            42,996,683
    Royal Dutch Petroleum Co. (Oils)           2,395,100           146,754,059
    Royal Dutch Petroleum Co., ADR (Oils)        322,400            19,525,350
                                                               ---------------
                                                               $   324,043,847
------------------------------------------------------------------------------
  Switzerland - 1.7%
    Nestle S.A. (Food and Beverage Products)      52,000       $   121,303,382
    Novartis AG (Banks and Credit Companies)      66,500           117,577,450
    Syngenta AG (Chemicals)*                      68,153             3,659,165
                                                               ---------------
                                                               $   242,539,997
------------------------------------------------------------------------------
  United Kingdom - 3.9%
    Astrazeneca Group PLC (Biotechnologies)      670,100       $    33,806,201
    BP Amoco PLC, ADR (Oils)                   6,238,598           298,672,879
    Diageo PLC (Food and Beverage Products)*   6,336,898            71,042,944
    HSBC Holdings PLC (Insurance)*             4,908,166            72,266,737
    Reuters Group PLC, ADR (Media)               481,165            47,394,753
    Vodafone Group PLC (Telecommunications)*   7,453,768            27,353,338
                                                               ---------------
                                                               $   550,536,852
------------------------------------------------------------------------------
Total Foreign Stocks                                           $ 1,403,884,814
------------------------------------------------------------------------------
Total Stocks
  (Identified Cost, $10,968,565,442)                           $13,589,899,045
------------------------------------------------------------------------------
Convertible Bonds - 0.2%
------------------------------------------------------------------------------
                                        PRINCIPAL AMOUNT
                                           (000 OMITTED)
------------------------------------------------------------------------------
U.S. Bonds - 0.2%
  Oils - 0.1%
    Transocean Sedco Forex, Inc., 0s, 2020    $    8,790       $     5,142,150
------------------------------------------------------------------------------
  Telecommunications - 0.1%
    NTL, Inc., 5.75s, 2009                    $   29,510       $    18,304,758
------------------------------------------------------------------------------
Total Convertible Bonds
  (Identified Cost, $34,685,362)                               $    23,446,908
------------------------------------------------------------------------------
Preferred Stock - 0.1%
------------------------------------------------------------------------------
                                                  SHARES
------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Utilities - Electric - 0.1%
    TXU Corp. (Identified Cost, $13,904,058)     335,000       $    14,446,875
------------------------------------------------------------------------------

Short-Term Obligations - 3.5%
------------------------------------------------------------------------------
    American Express Credit Corp.,
      due 1/02/01                             $    7,221       $     7,219,700
    Anheuser-Busch, Inc., due 1/02/01
      - 1/11/01                                   33,956            33,932,024
    Associates Corp. of North America,
      due 1/02/01                                163,166           163,136,132
    Bank of America Corp., due 1/02/01             3,893             3,893,000
    Gannett, Inc., due 1/04/01                    13,857            13,849,425
    Gillette Co., due 1/02/01                      6,671             6,669,823
    Goldman Sachs Group LP, due 1/02/01
      - 1/09/01                                    6,674             6,671,171
    Merck & Co., Inc., due 1/03/01                30,000            29,989,083
    Merrill Lynch & Co., Inc., due 1/02/01
      - 1/03/01                                   53,341            53,322,332
    Morgan Stanley Dean Witter, due 1/04/01
      - 1/10/01                                  150,000           149,862,500
    Salomon Smith Barney Holdings, Inc.,
      due 1/09/01                                 30,200            30,155,707
------------------------------------------------------------------------------
Total Short-Term Obligations,
  at Amortized Cost                                            $   498,700,897
------------------------------------------------------------------------------
Repurchase Agreements - 0.1%
------------------------------------------------------------------------------
    Goldman Sachs, dated 12/29/00,due
      1/02/01, total to be received $8,006
      (secured by various U.S. Treasury and
      Federal Agency obligations in a
      jointly traded account), at Cost        $        8       $         8,000
    Merrill Lynch, dated 12/29/00, due
      1/02/01, total to be received
      $13,287,516 (secured by various
      U.S. Treasury and Federal Agency
      obligations in a jointly traded
      account), at Cost                           13,278            13,278,000
------------------------------------------------------------------------------
Total Repurchase Agreements, at Cost                           $    13,286,000
------------------------------------------------------------------------------
Total Investments
  (Identified Cost, $11,529,141,759)                           $14,139,779,725
Other Assets, Less Liabilities - (0.1)%                             (8,706,973)
------------------------------------------------------------------------------
Net Assets - 100.0%                                            $14,131,072,752
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
DECEMBER 31, 2000
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $11,529,141,759)    $14,139,779,725
  Cash                                                                  9,660
  Foreign currency, at value (identified cost, $607)                      619
  Receivable for investments sold                                  11,108,859
  Receivable for trust shares sold                                 40,370,162
  Dividends and interest receivable                                11,567,712
  Other assets                                                         98,745
                                                              ---------------
      Total assets                                            $14,202,935,482
                                                              ---------------
Liabilities:
  Net payable for forward foreign currency
   exchange contracts sold                                    $       276,427
  Payable for investments purchased                                30,974,026
  Payable for trust shares reacquired                              37,362,497
  Payable to affiliates -
    Management fee                                                    385,133
    Shareholder servicing agent fee                                   117,009
    Distribution and service fee                                      742,117
  Accrued expenses and other liabilities                            2,005,521
                                                              ---------------
      Total liabilities                                       $    71,862,730
                                                              ---------------
Net assets                                                    $14,131,072,752
                                                              ===============

Net assets consist of:
  Paid-in capital                                             $11,593,464,122
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies             2,610,356,678
  Accumulated distributions in excess of net realized
    gain on investments and foreign currency transactions         (72,796,728)
  Accumulated distributions in excess of net investment
    income                                                             48,680
                                                              ---------------
      Total                                                   $14,131,072,752
                                                              ===============
Shares of beneficial interest outstanding                       711,950,975
                                                                ===========

Class A shares:
  Net asset value per share
    (net assets of $7,638,515,211 / 381,560,930 shares of
     beneficial interest outstanding)                             $20.02
                                                                  ======
  Offering price per share (100 / 94.25 of net asset
     value per share)                                             $21.24
                                                                  ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $5,022,991,470 / 255,518,118 shares of
     beneficial interest outstanding)                             $19.66
                                                                  ======

Class C shares:
  Net asset value and offering price per share
    (net assets of $1,268,793,048 / 64,848,989 shares of
     beneficial interest outstanding)                             $19.57
                                                                  ======

Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $198,937,165 / 9,929,508 shares of
     beneficial interest outstanding)                             $20.03
                                                                  ======

Class J shares:
  Net asset value and redemption price per share
    (net assets of $1,835,858 / 93,430 shares of beneficial
     interest outstanding)                                        $19.65
                                                                  ======

  Offering price per share (100 / 98 of net asset value per
     share)                                                       $20.05
                                                                  ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. See notes to financial statements.

Statement of Operations
------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2000
------------------------------------------------------------------------------
Net investment income (loss):

  Income -
    Dividends                                             $ 155,405,288
    Interest                                                 26,308,539
    Foreign taxes withheld                                   (2,094,167)
                                                          -------------
      Total investment income                             $ 179,619,660
                                                          -------------
  Expenses -
    Management fee                                        $  48,005,059
    Trustees' compensation                                      121,477
    Shareholder servicing agent fee                          14,581,503
    Distribution and service fee (Class A)                   27,827,819
    Distribution and service fee (Class B)                   51,533,567
    Distribution and service fee (Class C)                   12,769,568
    Distribution and service fee (Class J)                       11,513
    Administrative fee                                          506,092
    Custodian fee                                             3,162,714
    Printing                                                    378,819
    Postage                                                     980,583
    Auditing fees                                                29,790
    Legal fees                                                   51,586
    Miscellaneous                                             8,064,594
                                                          -------------
      Total expenses                                      $ 168,024,684
    Fees paid indirectly                                     (2,336,765)
                                                          -------------
      Net expenses                                        $ 165,687,919
                                                          -------------
        Net investment income                             $  13,931,741
                                                          -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                               $ 494,954,622
    Foreign currency transactions                               510,162
                                                          -------------
      Net realized gain on investments and foreign
        currency transactions                             $ 495,464,784
                                                          -------------
  Change in unrealized depreciation -
    Investments                                           $(635,150,999)
    Translation of assets and liabilities in
       foreign currencies                                      (445,975)
                                                          -------------
        Net unrealized loss on investments and
          foreign currency translation                    $(635,596,974)
                                                          -------------
          Net realized and unrealized loss on
            investments and foreign currency              $(140,132,190)
                                                          -------------
            Decrease in net assets from operations        $(126,200,449)
                                                          =============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                             2000                1999
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                 $     13,931,741    $     40,598,613
  Net realized gain on investments and foreign
    currency transactions                                    495,464,784         473,778,215
  Net unrealized gain (loss) on investments and
    foreign currency translation                            (635,596,974)        431,354,008
                                                        ----------------    ----------------
    Increase (decrease) in net assets from operations   $   (126,200,449)   $    945,730,836
                                                        ----------------    ----------------
Distributions declared to shareholders -
  From net investment income (Class A)                  $    (12,944,987)   $    (37,316,799)
  From net investment income (Class B)                              --            (1,062,901)
  From net investment income (Class C)                              --              (376,706)
  From net investment income (Class I)                          (985,309)         (1,842,205)
  From net investment income (Class J)                              (275)               --
  From net realized gain on investments and foreign
    currency transactions (Class A)                         (302,177,796)       (230,486,039)
  From net realized gain on investments and foreign
    currency transactions (Class B)                         (200,712,054)       (146,952,144)
  From net realized gain on investments and foreign
    currency transactions (Class C)                          (50,330,994)        (36,481,782)
  From net realized gain on investments and foreign
    currency transactions (Class I)                           (7,675,655)         (6,470,396)
  From net realized gain on investments and foreign
    currency transactions (Class J)                              (66,485)               --
  In excess of net investment income (Class A)                  (566,506)         (2,034,099)
  In excess of net investment income (Class B)                      --               (57,938)
  In excess of net investment income (Class C)                      --               (20,534)
  In excess of net investment income (Class I)                   (43,120)           (100,417)
  In excess of net investment income (Class J)                       (12)               --
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                   (1,968,138)               --
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                   (1,307,267)               --
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                     (327,814)               --
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                      (49,993)               --
  In excess of net realized gain on investments and
    foreign currency transactions (Class J)                         (433)               --
                                                        ----------------    ----------------
    Total distributions declared to shareholders        $   (579,156,838)   $   (463,201,960)
                                                        ----------------    ----------------

Net increase (decrease) in net assets from trust
  share transactions                                    $   (738,638,039)   $  2,988,315,152
                                                        ----------------    ----------------
      Total increase (decrease) in net assets           $ (1,443,995,326)   $  3,470,844,028
Net assets:
  At beginning of period                                  15,575,068,078      12,104,224,050
                                                        ----------------    ----------------

At end of period (including accumulated distributions
  in excess of net investment income of $48,680 and
  $198,689, respectively)                               $ 14,131,072,752    $ 15,575,068,078
                                                        ================    ================

See notes to financial statements.

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                    2000             1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------
                                                        CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $20.95           $20.25         $17.52         $14.46         $12.71
                                                         ------           ------         ------         ------         ------
Income from investment operations# -
  Net investment income                                  $ 0.08           $ 0.11         $ 0.17         $ 0.18         $ 0.21
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.16)            1.27           3.77           4.33           3.07
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(0.08)          $ 1.38         $ 3.94         $ 4.51         $ 3.28
                                                         ------           ------         ------         ------         ------
Less distributions declared to shareholders -
  From net investment income                             $(0.03)          $(0.09)        $(0.16)        $(0.17)        $(0.21)
  From net realized gain on investments and foreign
    currency transactions                                 (0.81)           (0.58)         (1.05)         (1.27)         (1.32)
  In excess of net investment income                      (0.00)+++        (0.01)         (0.00)+++      (0.01)          --
  In excess of net realized gain on investments and
    foreign currency transactions                         (0.01)            --             --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.85)          $(0.68)        $(1.21)        $(1.45)        $(1.53)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $20.02           $20.95         $20.25         $17.52         $14.46
                                                         ======           ======         ======         ======         ======
Total return(+)                                           (0.34)%           6.96%         22.95%         31.69%         25.90%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               0.87%            0.88%          0.73%          0.74%          0.74%
  Net investment income                                    0.38%            0.55%          0.86%          1.09%          1.51%
Portfolio turnover                                           68%              62%            54%            44%            47%
Net assets at end of period (000,000 Omitted)            $7,638           $8,514         $7,188         $4,323         $2,678

+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                    2000             1999           1998           1997           1996
-----------------------------------------------------------------------------------------------------------------------------
                                                        CLASS B
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $20.69           $20.04         $17.36         $14.36         $12.63
                                                         ------           ------         ------         ------         ------

Income from investment operations# -
  Net investment income (loss)                           $(0.06)          $(0.02)        $ 0.04         $ 0.07         $ 0.10
  Net realized and unrealized gain (loss) on
    investments and foreign currency                      (0.15)            1.26           3.74           4.28           3.06
                                                         ------           ------         ------         ------         ------
      Total from investment operations                   $(0.21)          $ 1.24         $ 3.78         $ 4.35         $ 3.16
                                                         ------           ------         ------         ------         ------

Less distributions declared to shareholders -
  From net investment income                             $ --             $(0.01)        $(0.05)        $(0.08)        $(0.11)
  From net realized gain on investments and foreign
    currency transactions                                 (0.81)           (0.58)         (1.05)         (1.27)         (1.32)
  In excess of net investment income                       --               --            (0.00)+++      (0.00)+++       --
  In excess of net realized gain on investments and
    foreign currency transactions                         (0.01)            --             --             --             --
                                                         ------           ------         ------         ------         ------
      Total distributions declared to shareholders       $(0.82)          $(0.59)        $(1.10)        $(1.35)        $(1.43)
                                                         ------           ------         ------         ------         ------
Net asset value - end of period                          $19.66           $20.69         $20.04         $17.36         $14.36
                                                         ======           ======         ======         ======         ======
Total return                                              (1.01)%           6.28%         22.16%         30.75%         25.05%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.52%            1.53%          1.39%          1.41%          1.54%
  Net investment income (loss)                            (0.27)%          (0.10)%         0.20%          0.42%          0.72%
Portfolio turnover                                           68%              62%            54%            44%            47%
Net assets at end of period (000,000 Omitted)            $5,022           $5,472         $3,862         $1,522           $437

 +++ Per share amount was less than $(0.01).
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,                            PERIOD ENDED
                                             ---------------------------------------------------------           DECEMBER 31,
                                                  2000            1999            1998            1997                  1996*
-----------------------------------------------------------------------------------------------------------------------------
                                               CLASS C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period           $20.59          $19.95          $17.30          $14.33                 $13.93
                                                ------          ------          ------          ------                 ------
Income from investment operations# -
  Net investment income (loss)                  $(0.06)         $(0.02)         $ 0.04          $ 0.07                 $ 0.05
  Net realized and unrealized gain (loss)
    on investments and foreign currency          (0.14)           1.25            3.72            4.27                   1.76
                                                ------          ------          ------          ------                 ------
      Total from investment operations          $(0.20)         $ 1.23          $ 3.76          $ 4.34                 $ 1.81
                                                ------          ------          ------          ------                 ------

Less distributions declared to shareholders -
  From net investment income                    $ --            $(0.01)         $(0.06)         $(0.10)                $(0.09)
  From net realized gain on investments
    and foreign currency transactions            (0.81)          (0.58)          (1.05)          (1.27)                 (1.32)
  In excess of net investment income              --              --             (0.00)+++       (0.00)+++               --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                 (0.01)           --              --              --                     --
                                                ------          ------          ------          ------                 ------

      Total distributions declared to
        shareholders                            $(0.82)         $(0.59)         $(1.11)         $(1.37)                $(1.41)
                                                ------          ------          ------          ------                 ------
Net asset value - end of period                 $19.57          $20.59          $19.95          $17.30                 $14.33
                                                ======          ======          ======          ======                 ======
Total return                                     (0.96)%          6.27%          22.11%          30.76%                 12.74%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                      1.52%           1.53%           1.40%           1.41%                  1.49%+
  Net investment income (loss)                   (0.27)%         (0.10)%          0.20%           0.42%                  0.77%+
Portfolio turnover                                  68%             62%             54%             44%                    47%
Net assets at end of period
  (000,000 Omitted)                             $1,269          $1,356            $824            $211                    $12

  * For the period from the inception of Class C shares, July 1, 1996, through December 31, 1996.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                      PERIOD ENDED
                                                        ---------------------------------------------           DECEMBER 31,
                                                             2000              1999              1998                  1997*
----------------------------------------------------------------------------------------------------------------------------
                                     CLASS I
----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                      $20.97            $20.26            $17.52                 $14.33
                                                           ------            ------            ------                 ------
Income from investment operations# -
  Net investment income                                    $ 0.15            $ 0.18            $ 0.24                 $ 0.26
  Net realized and unrealized gain (loss) on
    investments and foreign currency                        (0.16)             1.28              3.77                   4.44
                                                           ------            ------            ------                 ------
      Total from investment operations                     $(0.01)           $ 1.46            $ 4.01                 $ 4.70
                                                           ------            ------            ------                 ------
Less distributions declared to shareholders -
  From net investment income                               $(0.11)           $(0.16)           $(0.22)                $(0.23)
  From net realized gain on investments and foreign
    currency transactions                                   (0.81)            (0.58)            (1.05)                 (1.27)
  In excess of net investment income                        (0.00)+++         (0.01)            (0.00)+++              (0.01)
  In excess of net realized gain on investments and
    foreign currency transactions                           (0.01)             --                --                     --
                                                           ------            ------            ------                 ------
      Total distributions declared to shareholders         $(0.93)           $(0.75)           $(1.27)                $(1.51)
                                                           ------            ------            ------                 ------
Net asset value - end of period                            $20.03            $20.97            $20.26                 $17.52
                                                           ======            ======            ======                 ======
Total return                                                 0.01%             7.38%            23.40%                 33.30%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                 0.52%             0.52%             0.41%                  0.41%+
  Net investment income                                      0.73%             0.90%             1.19%                  1.42%+
Portfolio turnover                                             68%               62%               54%                    44%
Net assets at end of period (000,000 Omitted)                $199              $233              $230                    $23

  * For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------
                                                                               YEAR ENDED
                                                                             DECEMBER 31,
                                                                                     2000
-----------------------------------------------------------------------------------------
                                                                                 CLASS J*
-----------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                              $20.69
                                                                                   ------
Income from investment operations# -
  Net investment loss                                                              $(0.05)
  Net realized and unrealized loss on investments and foreign currency              (0.16)
                                                                                   ------
      Total from investment operations                                             $(0.21)
                                                                                   ------

Less distributions declared to shareholders -
  From net investment income                                                       $(0.01)
  From net realized gain on investments and foreign currency transactions           (0.81)
  In excess of net investment income                                                (0.00)+++
  In excess of net realized gain on investments and foreign currency
    transactions                                                                    (0.01)
                                                                                   ------
      Total distributions declared to shareholders                                 $(0.83)
                                                                                   ------
Net asset value - end of period                                                    $19.65
                                                                                   ======
Total return (0.97)% Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                         1.52%
  Net investment loss                                                               (0.26)%
Portfolio turnover                                                                     68%
Net assets at end of period (000,000 Omitted)                                          $2

  * The inception date of Class J shares was December 31, 1999. There was no operating activity associated with Class J shares for the period ended December 31, 1999.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
Massachusetts Investors Trust (the trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities' collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2000, there were no securities on loan.

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. During the period, the trust's custodian fees were reduced by $1,481,498 under this arrangement. The trust has entered into a directed brokerage agreement, under which the broker will credit the trust a portion of the commissions generated, to offset certain expenses of the trust. For the period, the trust's custodian fees were reduced by $855,267 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 2000, accumulated undistributed net investment income increased by $857,058, accumulated undistributed net realized gain on investments and foreign currency transactions decreased by $69,143,083 and paid in capital increased by $68,286,025 due to differences between book and tax accounting for currency transactions and distributions. These changes had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the trust based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the trust's average daily net assets.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $39,232 for the year ended December 31, 2000.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust incurs an administrative fee at the following annual percentages of the trust's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $2,016,576 for the year ended December 31, 2000, as its portion of the sales charge on sales of Class A shares of the trust.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The trust's distribution plan provides that the trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the trust related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the trust's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $1,824,759 for the year ended December 31, 2000. Fees incurred under the distribution plan during the year ended December 31, 2000, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The trust's distribution plan provides that the trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $108,972 and $10,582 for Class B and Class C shares, respectively, for the year ended December 31, 2000. Fees incurred under the distribution plan during the year ended December 31, 2000, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

The trust's distribution plan provides that the trust will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the trust's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Monex, Inc. ("Monex") and its network of financial intermediaries. Monex also serves as the trust's Agent Company in Japan, and in that capacity represents the trust before Japanese regulatory authorities. MFD will pay to Monex all of the service fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex 0.615% per annum of average net assets attributable to Class J shares and will retain the remaining 0.135%. A portion of the distribution fee to Monex, equal to 0.05% per annum of the trust's average daily net assets attributable to Class J shares, is paid to cover its services as the trust's Agent Company. Fees incurred under the distribution plan during the year ended December 31, 2000 were 1.00% of average net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 2000, were $168,763, $12,796,726, and $424,380 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the trust's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, were as follows:

                                                   PURCHASES             SALES
--------------------------------------------------------------------------------
Investments (non-U.S. government securities)  $9,673,788,984   $11,099,692,240
                                              --------------   ---------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $11,701,310,039
                                                               ---------------
Gross unrealized appreciation                                  $ 3,079,397,562
Gross unrealized depreciation                                     (640,927,876)
                                                               ---------------
    Net unrealized appreciation                                $ 2,438,469,686
                                                               ===============

(5) Shares of Beneficial Interest
The Trustees have authorized 5,000,000,000 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

Class A shares

                                         YEAR ENDED DECEMBER 31, 2000          YEAR ENDED DECEMBER 31, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                            119,520,379    $ 2,470,814,535        160,629,325    $ 3,274,822,782
Shares issued to shareholders in
  reinvestment of distributions         12,477,015        250,253,687         10,234,817        206,329,133
Shares reacquired                     (156,798,902)    (3,232,892,514)      (119,487,339)    (2,430,201,848)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)            (24,801,508)   $  (511,824,292)        51,376,803    $ 1,050,950,067
                                   ===============    ===============    ===============    ===============

Class B shares

                                         YEAR ENDED DECEMBER 31, 2000          YEAR ENDED DECEMBER 31, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             48,316,577    $   981,235,294        109,984,184    $ 2,219,618,738
Shares issued to shareholders in
  reinvestment of distributions          8,705,437        171,523,229          6,297,451        125,542,534
Shares reacquired                      (66,027,800)    (1,336,050,740)       (44,493,378)      (896,094,844)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)             (9,005,786)   $  (183,292,217)        71,788,257    $ 1,449,066,428
                                   ===============    ===============    ===============    ===============

Class C shares

                                         YEAR ENDED DECEMBER 31, 2000          YEAR ENDED DECEMBER 31, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                             19,773,587    $   399,404,075         39,008,454    $   783,390,329
Shares issued to shareholders in
  reinvestment of distributions          1,894,330         37,124,335          1,296,414         25,729,120
Shares reacquired                      (22,692,187)      (457,375,011)       (15,750,666)      (315,548,170)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase (decrease)             (1,024,270)   $   (20,846,601)        24,554,202    $   493,571,279
                                   ===============    ===============    ===============    ===============

Class I shares

                                         YEAR ENDED DECEMBER 31, 2000          YEAR ENDED DECEMBER 31, 1999
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              4,226,118    $    88,723,286          2,580,474    $    52,167,868
Shares issued to shareholders in
  reinvestment of distributions            410,342          8,248,963            341,628          6,888,845
Shares reacquired                       (5,833,549)      (121,534,650)        (3,150,136)       (64,329,536)
                                   ---------------    ---------------    ---------------    ---------------
    Net decrease                        (1,197,089)   $   (24,562,401)          (228,034)   $    (5,272,823)
                                   ===============    ===============    ===============    ===============

Class J shares

                                         YEAR ENDED DECEMBER 31, 2000          YEAR ENDED DECEMBER 31, 1999*
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                111,150    $     2,253,187                 10    $           201
Shares reacquired                          (17,730)          (365,715)              --                 --
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                            93,420    $     1,887,472                 10    $           201
                                   ===============    ===============    ===============    ===============

* For the period from the inception of Class J shares, December 31, 1999, through December 31, 1999. There was no operating activity associated with Class J shares for this period.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the year ended December 31, 2000, was $101,711. The trust had no significant borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                          NET
       SETTLEMENT      CONTRACTS TO   IN EXCHANGE CONTRACTS AT     UNREALIZED
             DATE           DELIVER           FOR        VALUE   DEPRECIATION
--------------------------------------------------------------------------------
Sale    3/13/2001   SEK  88,704,000    $9,168,183   $9,444,610       $276,427

At December 31, 2000, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of Massachusetts Investors Trust:

We have audited the accompanying statement of assets and liabilities of Massachusetts Investors Trust (the Trust), including the portfolio of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Massachusetts Investors Trust as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 8, 2001

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

IN JANUARY 2001, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2000.

THE TRUST HAS DESIGNATED $633,248,329 AS A CAPITAL GAIN DIVIDEND FOR THE YEAR ENDED DECEMBER 31, 2000.

FOR THE YEAR ENDED DECEMBER 31, 2000, THE AMOUNT OF DISTRIBUTIONS FROM INCOME ELIGIBLE FOR THE 70% DIVIDENDS RECEIVED DEDUCTION FOR CORPORATIONS IS 100.00%.

MASSACHUSETTS INVESTORS TRUST

TRUSTEES                                      ASSISTANT TREASURERS
J. Atwood Ives + - Chairman and Chief         Mark E. Bradley*
Executive Officer, Eastern Enterprises        Robert R. Flaherty*
(diversified services company)                Laura F. Healy*
                                              Ellen Moynihan*
Lawrence T. Perera + - Partner, Hemenway
& Barnes (attorneys)                          SECRETARY
                                              Stephen E. Cavan*
William J. Poorvu + - Adjunct Professor,
Harvard University Graduate School of         ASSISTANT SECRETARY
Business Administration                       James R. Bordewick, Jr.*

Charles W. Schmidt + - Private Investor       CUSTODIAN
                                              State Street Bank and Trust Company
Arnold D. Scott* - Senior Executive
Vice President, Director, and Secretary,      AUDITORS
MFS Investment Management                     Deloitte & Touche LLP

Jeffrey L. Shames* - Chairman and Chief       INVESTOR INFORMATION
Executive Officer, MFS Investment             For information on MFS mutual funds, call
Management                                    your investment professional or, for an
                                              information kit, call toll free: 1-800-637-2929
Elaine R. Smith + - Independent Consultant    any business day from 9 a.m. to 5 p.m.
                                              Eastern time (or leave a message anytime).
David B. Stone + - Chairman, North American
Management Corp. (investment adviser)         INVESTOR SERVICE
                                              MFS Service Center, Inc.
INVESTMENT ADVISER                            P.O. Box 2281
Massachusetts Financial Services Company      Boston, MA 02107-9906
500 Boylston Street
Boston, MA 02116-3741                         For general information, call toll free:
                                              1-800-225-2606 any business day from
DISTRIBUTOR                                   8 a.m. to 8 p.m. Eastern time.
MFS Fund Distributors, Inc.
500 Boylston Street                           For service to speech- or hearing-impaired,
Boston, MA 02116-3741                         call toll free: 1-800-637-6576 any business day
                                              from 9 a.m. to 5 p.m. Eastern time. (To use
CHAIRMAN AND PRESIDENT                        this service, your phone must be equipped with
Jeffrey L. Shames*                            a Telecommunications Device for the Deaf.)

PORTFOLIO MANAGERS                            For share prices, account balances, exchanges,
Mitchell D. Dynan*                            or stock and bond outlooks, call toll free:
John D. Laupheimer, Jr.*                      1-800-MFS-TALK (1-800-637-8255) anytime
Liehar Moy*                                   from a touch-tone telephone.
Brooks Taylor*
                                              WORLD WIDE WEB
TREASURER                                     www.mfs.com
James O. Yost*

+ Independent Trustee
*MFS Investment Management

MASSACHUSETTS                                                       ------------
INVESTORS TRUST                                                       PRSRT STD
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741



(c)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                        MIT-2  02/01  800.5M 12/212/312/712/812